                                                                    EXHIBIT 99.4

                          WESTERN WIRELESS CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                             (TELE.RING ACQUISITION)

The following unaudited pro forma condensed combined financial statements combine the historical consolidated balance sheets and statements of operations of Western Wireless Corporation ("Western Wireless", "the Company") and tele.ring Telekom Services GmbH, ("tele.ring"). These financial statements give effect to the acquisition of tele.ring using the purchase method of accounting for a business combination.

Western Wireless's information was derived from the audited consolidated financial statements of the Company for the year ended December 31, 2000 and from the unaudited financial statements for the six months ended June 30, 2001. Information pertaining to tele.ring was derived from the audited Austrian Generally Accepted Accounting Principles ("GAAP") financial statements of tele.ring for the year ended December 31, 2000 and from the unaudited Austrian GAAP financial statements for the six months ended June 30, 2001, as adjusted to reflect US GAAP. This information is only a summary and it should be read in conjunction with the historical financial statements and related notes contained in the audited financial statements of Western Wireless and tele.ring and other information included in this filing or incorporated by reference.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 assume the acquisition was effected on January 1, 2000. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2001 assume the acquisition was effected on January 1, 2001. The unaudited pro forma condensed combined balance sheet as of June 30, 2001 gives effect to the acquisition as if it had occurred on June 30, 2001. The accounting policies of Western Wireless and tele.ring differ as a result of differences between US GAAP and Austrian GAAP; tele.ring's historical financial statements have been adjusted to conform to US GAAP. Further, certain reclassifications have been made to tele.ring's historical presentation to conform to Western Wireless's presentation. These reclassifications do not materially impact tele.ring's results of operations or financial position for the periods presented.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only. The companies may have performed differently had they always been combined. Reliance should not be placed on the pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the merger.

                          WESTERN WIRELESS CORPORATION
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            (TELE.RING ACQUISITION)
                              As of June 30, 2001
                             (Dollars in thousands)


                                                                                                  WESTERN WIRELESS
                                           WESTERN WIRELESS                   PRO FORMA           CORPORATION AND
                                             CORPORATION      TELE.RING      ADJUSTMENTS         TELE.RING PRO FORMA
                                           ----------------  -----------     -----------         -------------------
                                                Note 1       Note 2 & 3
ASSETS
Current assets:
  Cash and cash equivalents                  $    70,958     $    60,477                             $   131,435
  Accounts receivable, net                       122,005          24,364                                 146,369
  Inventory                                       21,954           6,931                                  28,885
  Marketable securities                           20,288                                                  20,288
  Prepaid expenses and other current assets       27,419          27,732                                  55,151
                                             -----------     -----------                             -----------
     Total current assets                        262,624         119,504                                 382,128

Property and equipment, net of
  accumulated depreciation                       681,794         527,162     $     3,428  Note 4         685,222
                                                                                (527,162) Note 5
Licensing costs and other intangible
  assets, net of accumulated amortization      1,179,740         240,833        (240,833) Note 5       1,179,740
Investments in and advances to
  unconsolidated affiliates                       31,314                                                  31,314
Other assets                                      17,847          39,191         (39,191) Note 5          17,847
                                             -----------     -----------     -----------             -----------
                                             $ 2,173,319     $   926,690     $  (803,758)            $ 2,296,251
                                             ===========     ===========     ===========             ===========

LIABILITIES AND NET CAPITAL DEFICIENCY
Current liabilities:
  Accounts payable                           $    25,625     $    43,484                             $    69,109
  Accrued liabilities and other                  162,750           9,820                                 172,570
  Construction accounts payable                   60,343          69,628                                 129,971
  WWI bridge loan                                 16,980                                                  16,980
                                             -----------     -----------                             -----------
     Total current liabilities                   265,698         122,932                                 388,630
                                             -----------     -----------                             -----------
Long-term debt                                 2,057,541                                               2,057,541
                                             -----------                                             -----------
Minority interest in consolidated
  subsidiaries                                    31,784                                                  31,784
                                             -----------                                             -----------
Net capital deficiency:
  Common stock                                   668,316       1,218,434     $(1,218,434) Note 6         668,316
  Deferred compensation                           (2,979)                                                 (2,979)
  Accumulated other comprehensive loss           (21,931)                                                (21,931)
  Deficit                                       (825,110)       (414,676)        414,676  Note 6        (825,110)
                                             -----------     -----------     -----------             -----------
     Total net capital deficiency               (181,704)        803,758        (803,758)               (181,704)
                                             -----------     -----------     -----------             -----------
                                             $ 2,173,319     $   926,690     $  (803,758)            $ 2,296,251
                                             ===========     ===========     ===========             ===========

                   See notes to unaudited pro forma condensed
                         combined financial statements.

                          WESTERN WIRELESS CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (TELE.RING ACQUISITION)
                         SIX MONTHS ENDED JUNE 30, 2001
                      (in thousands, except per share data)


                                                                                                              WESTERN WIRELESS
                                                   WESTERN WIRELESS                      PRO FORMA             CORPORATION AND
                                                     CORPORATION        TELE.RING       ADJUSTMENTS          TELE.RING PRO FORMA
                                                   ----------------    ------------     ------------         -------------------
                                                         Note 1         Note 2 & 3
Revenues:
     Subscriber revenues                              $    310,089                                               $    310,089
     Roamer revenues                                       129,713                                                    129,713
     International revenues                                 29,698     $     72,353                                   102,051
     Equipment sales and other revenues                     19,536                                                     19,536
                                                      ------------     ------------                              ------------
         Total revenues                                    489,036           72,353                                   561,389
                                                      ------------     ------------                              ------------

Operating expenses:
     Cost of service                                       114,529           66,230                                   180,759
     Cost of equipment sales                                37,131           20,611                                    57,742
     General and administrative                            103,513           27,888                                   131,401
     Sales and marketing                                    81,571           38,816                                   120,387
     Depreciation and amortization                          95,304           40,454     $    (40,454)Note 7            95,304
     Stock based compensation                               12,247                                                     12,247
                                                      ------------     ------------     ------------             ------------
         Total operating expenses                          444,295          193,999          (40,454)                 597,840
                                                      ------------     ------------     ------------             ------------
Operating income (loss)                                     44,741         (121,646)          40,454                  (36,451)
                                                      ------------     ------------     ------------             ------------
Other income (expense):
     Interest and financing expense, net                   (82,918)         (26,707)          26,707 Note 8           (82,918)
     Equity in net loss of unconsolidated
      affiliates                                            (2,412)                                                    (2,412)
     Other, net                                               (290)            (145)                                     (435)
                                                      ------------     ------------     ------------             ------------
         Total other expense                               (85,620)         (26,852)          26,707                  (85,765)
                                                      ------------     ------------     ------------             ------------
Minority interest in consolidated subsidiaries               9,548                                                      9,548
                                                      ------------                                               ------------
Net loss from continuing operations                   $    (31,331)    $   (148,498)    $     67,161             $   (112,668)
                                                      ============     ============     ============             ============
Basic loss per share from continuing operations       $      (0.40)                                              $      (1.44)
                                                      ============                                               ============
Diluted loss per share from continuing operations     $      (0.40)                                              $      (1.44)
                                                      ============                                               ============
Weighted average shares outstanding:
     Basic                                              78,487,000                                                 78,487,000
                                                      ============                                               ============
     Diluted                                            78,487,000                                                 78,487,000
                                                      ============                                               ============

                   See notes to unaudited pro forma condensed
                         combined financial statements.

                          WESTERN WIRELESS CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (TELE.RING ACQUISITION)
                      TWELVE MONTHS ENDED DECEMBER 31, 2000
                      (in thousands, except per share data)


                                                                                                                 WESTERN WIRELESS
                                                     WESTERN WIRELESS                     PRO FORMA               CORPORATION AND
                                                       CORPORATION        TELE.RING      ADJUSTMENTS            TELE.RING PRO FORMA
                                                     ----------------   ------------     ------------           -------------------
                                                          Note 1        Note 2 & 3
Revenues:
     Subscriber revenues                               $    548,202                                                $    548,202
     Roamer revenues                                        228,694                                                     228,694
     International revenues                                  22,414     $     70,592                                     93,006
     Equipment sales and other revenues                      35,644                                                      35,644
                                                       ------------     ------------                               ------------
         Total revenues                                     834,954           70,592                                    905,546
                                                       ------------     ------------                               ------------

Operating expenses:
     Cost of service                                        180,236          119,159                                    299,395
     Cost of equipment sales                                 44,584           38,546                                     83,130
     General and administrative                             167,367           21,565                                    188,932
     Sales and marketing                                    128,731           75,647                                    204,378
     Depreciation and amortization                          125,061           49,578     $    (49,578)Note 7            125,061
     Stock based compensation                                20,097                                                      20,097
                                                       ------------     ------------     ------------              ------------
         Total operating expenses                           666,076          304,495          (49,578)                  920,993
                                                       ------------     ------------     ------------              ------------

Operating income (loss)                                     168,878         (233,903)          49,578                   (15,447)
                                                       ------------     ------------     ------------              ------------

Other income (expense):
     Interest and financing expense, net                   (152,229)          (6,598)           3,345 Note 8           (155,482)
     Equity in net income of unconsolidated
      affiliates                                                658                                                         658
     Gain on sale of Latvian joint venture                   57,412                                                      57,412
     Other, net                                               1,006              (56)                                       950
                                                       ------------     ------------     ------------              ------------
         Total other expense                                (93,153)          (6,654)           3,345                   (96,462)
                                                       ------------     ------------     ------------              ------------

Minority interest in consolidated subsidiaries                2,058                                                       2,058
                                                       ------------                                                ------------

Net income (loss) from continuing operations           $     77,783     $   (240,557)    $     52,923              $   (109,851)
                                                       ============     ============     ============              ============


Basic income (loss) per share from continuing
  operations                                           $       1.00                                                $      (1.41)
                                                       ============                                                ============

Diluted income (loss) per share from continuing
  operations                                           $       0.97                                                $      (1.41)
                                                       ============                                                ============

Weighted average shares outstanding:
     Basic                                               77,899,000                                                  77,899,000
                                                       ============                                                ============
     Diluted                                             80,303,000                                                  77,899,000
                                                       ============                                                ============

                   See notes to unaudited pro forma condensed
                         combined financial statements.

                          WESTERN WIRELESS CORPORATION
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                            (TELE.RING ACQUISITION)



1.     Represents the historical financial position of Western Wireless
       Corporation.

2. Certain reclassifications have been made to the historical financial information for tele.ring to conform to Western Wireless's financial statement presentation. These reclassifications do not materially impact tele.ring's results of operations or financial position.

3. Certain US GAAP adjustments have been made to the historical financial statements of tele.ring to conform Austrian GAAP to US GAAP. US GAAP reconciling items may be found in Exhibit 99.1 and Exhibit 99.2 to the Form 8-K/A.

4. The acquisition of tele.ring is expected to result in an allocation of the purchase price to the tangible assets of tele.ring. Such allocation reflects the estimated fair value of the current assets and liabilities acquired by Western Wireless based upon information available at the date of the preparation of the accompanying pro forma condensed combined financial statements. Such allocation will be adjusted upon the final determination of such fair values. Management is not aware of any circumstances that would cause the final purchase price allocation to be significantly different from that which is reflected in the accompanying pro forma condensed combined balance sheet. However, actual valuations and allocations may differ from those reflected herein.

       The purchase price of tele.ring was 10 Euro, and included the assumption of current liabilities and the acquisition of current assets; the current assets and current liabilities of tele.ring have been recorded at fair market value. The excess of current liabilities over current assets was $3.4 million and has been allocated to property, plant and equipment.

5. Represents the write-down of tele.ring's net property, plant and equipment, net license costs and other intangibles and other assets to purchase price.

6. Represents the elimination in consolidation of tele.ring's historical common stock and paid-in capital of $1,218.4 million and its historical accumulated deficit of $414.7 million.

7. Represents the elimination of tele.ring's historical depreciation and amortization expense as a result of the write-down of tele.ring's long-term tangible and intangible assets to purchase price.

8. Represents the elimination of tele.ring's interest expense related to certain shareholder loans contributed to equity and therefore not assumed in the acquisition.